Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Credo Technology Group Holding Ltd (the “Company”) on Form 10-Q for the period ended October 29, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Fleming, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 1, 2022	By:	/s/ Daniel Fleming
Daniel Fleming
Chief Financial Officer
(Principal Financial Officer)